UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: April 10, 2023

(Date of earliest event reported)

Mexco Energy Corporation

(Exact name of registrant as specified in its charter)

CO	1-31785	84-0627918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

415 W. Wall Street, Suite 475 Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 432-682-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	MXC	NYSE American

Item 8.01 Other Events.

On April 10, 2023, Mexco Energy Corporation issued a news release to announce that its board of directors declared a special cash dividend of $0.10 per share payable on May 15, 2023 to stockholders of record on May 1, 2023; and, authorized the repurchase of its common stock, par value $0.50, up to an aggregate purchase amount of $1,000,000. Attached as Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Document

99.1	News release dated April 10, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXCO ENERGY CORPORATION

Dated: April 10, 2023	By:	/s/ Tammy McComic
Tammy McComic
President and Chief Financial Officer